EXHIBIT 10.2

                          INDEPENDENT AUDITORS CONSENT



Smart Technology, Inc.
West Palm Beach, FL


                          INDEPENDENT AUDITORS' CONSENT

Ladies and Gentlemen:

We hereby consent to the use in this Registration Statement of Smart Technology, Inc. on Form SB-1/A of our report dated March 07, 2002 on the financial statements of the company, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our firm under the headings "Selected Financial Data" and "Experts" in such Prospectus.




/s/ Durland & Company, CPAs, P.A.
Durland & Company, CPAs, P.A.
Palm Beach, Florida
28 October 2002